UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MARCH 30, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

See the description of the Securities Documents in Item 3.02 below, which information is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On March 30, 2021, Empire Petroleum Corporation, a Delaware corporation (the “Corporation”), closed an offering of 8,993,857 shares of its common stock, par value $0.001 per share, along with warrants to purchase up to an aggregate of 8,993,857 shares of the Corporation’s common stock at an exercise price of $0.50, for an aggregate purchase price of $3,147,850. The offering commenced on February 26, 2021 and the securities were sold to 38 accredited investors.

The securities described above were sold pursuant to a securities purchase agreement entered into with each investor (each, a “Securities Agreement”) and Common Share Warrant Certificate issued by the Corporation (each, a “Warrant Certificate” and, collectively with the Securities Agreement, the “Securities Purchase Documents”). Under the Warrant Certificate, the warrants may be exercised at any time from the date of issuance until December 31, 2022. The Securities Purchase Documents also contain certain covenants, representations and warranties, and other customary terms and conditions.

The foregoing descriptions of the Securities Purchase Documents are qualified in their entirety by reference to the full terms and conditions of the Securities Purchase Documents, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The offers and sales related to the securities described above were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. The investors described above are sophisticated accredited investors with the experience and expertise to evaluate the merits and risks of an investment in the Corporation's securities and the financial means to bear the risks of such an investment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Securities Purchase Agreement entered into by and between Empire Petroleum Corporation and investors

10.2	Form of Common Share Warrant Certificate entered into by and between Empire Petroleum Corporation and investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: April 1, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President